SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 7, 2004

                            ATX COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware                           000-49899                          13-4078506
(State or Other Jurisdiction      (Commission                      (IRS Employer
Of Incorporation)                 File Number)               Identification No.)



2100 Renaissance Boulevard, King of Prussia, PA           19406
--------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)

                                 (610) 755-4000
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events

     On April 7, 2004, counsel for ATX Communications, Inc. (the "Company") was informed by the staff of the Securities and Exchange Commission (the "Commission") that the Commission has issued a formal order of investigation relating to activities by the Company. The Company has not yet been provided with a copy of the formal order but believes it may relate to claims concerning certain alleged activities of the Company's provisioning department. The Company will cooperate fully with the investigation.

Cautionary Statement Regarding Forward Looking Statements

     This document contains certain forward-looking statements that involve substantial risks and uncertainties. All statements regarding the Company's expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company's expectations.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 9, 2004                    ATX COMMUNICATIONS, INC.
                                        (Registrant)

                                        By: /s/ Michael A. Peterson
                                            ------------------------------
                                        Name:  Michael A. Peterson
                                        Title: Executive Vice President,
                                               Chief Operating Officer and
                                               Chief Financial Officer